                                     Exhibit
                                      10.84

                                                             EXECUTION COPY





--------------------------------------------------------------------------------

                             AMENDED AND RESTATED
                     LESSEE WORKING CAPITAL LOAN AGREEMENT


                                    between


                      SCRUBGRASS GENERATING COMPANY, L.P.
                                  as Lender,


                                      and


                          BUZZARD POWER CORPORATION,
                                   as Lessee


                          --------------------------
                            Dated December 22, 1995
                          --------------------------


--------------------------------------------------------------------------------

                                                                  EXHIBIT 10.84


                               TABLE OF CONTENTS


                                                                        Page
                                                                        ----


                                   ARTICLE I

                    CERTAIN DEFINITIONS, CERTAIN DOCUMENTS
                           AND ACCOUNTING PRINCIPLES

SECTION 1.01.  Certain Definitions .......................................   3
SECTION 1.02.  Additional Definitions ....................................  11
SECTION 1.03.  Computation of Time Periods ...............................  11
SECTION 1.04.  Accounting Principles and Terms ...........................  11
SECTION 1.05.  Rules of Construction .....................................  12
SECTION 1.06.  Continuation of Loans Under Original Lessee Working
               Capital Loan Agreement ....................................  12


                                  ARTICLE II

                                     LOANS

SECTION 2.01   Lessee Working Capital Loans ..............................  12
SECTION 2.02   Loans .....................................................  14
SECTION 2.03   Interest ..................................................  16
SECTION 2.04   Additional Interest on Lessee Eurodollar Rate Loans .......  16
SECTION 2.05   Interest Rate Determination and Protection ................  17
SECTION 2.06   Conversion or Continuation of Loans .......................  18
SECTION 2.07   Payments and Computations .................................  19
SECTION 2.08   Taxes .....................................................  19
SECTION 2.09   Right to Set-Off ..........................................  21


                                  ARTICLE III

                        YIELD PROTECTION AND ILLEGALITY

SECTION 3.01.  Increased Costs ...........................................  21
SECTION 3.02.  Illegality ................................................  21
SECTION 3.03.  Capital Adequacy ..........................................  22
SECTION 3.04.  Compensation and Indemnity ................................  22
SECTION 3.05.  Interest ..................................................  23

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----


                                  ARTICLE IV

                           OBLIGATIONS UNCONDITIONAL

SECTION 4.01.  Obligations...................................................23
SECTION 4.02.  Release from Obligations......................................25


                                   ARTICLE V

                             CONDITIONS PRECEDENT

SECTION 5.01.  Conditions Precedent to Making the Lessee Working
               Capital Loans.................................................25


                                  ARTICLE VI

                        REPRESENTATIONS AND WARRANTIES

SECTION 6.01.  Representations and Warranties................................26


                                  ARTICLE VII

                                   COVENANTS

SECTION 7.01.  Covenants.....................................................26


                                 ARTICLE VIII

                               EVENTS OF DEFAULT

SECTION 8.01.  Events of Default.............................................26

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----


                                   ARTICLE IX

                                 INDEMNIFICATION

SECTION 9.01.  Indemnification...............................................27


                                   ARTICLE X

                                   EXPENSES

SECTION 10.01. Expenses......................................................28


                                  ARTICLE XI

                                COMMITMENT FEES

SECTION 11.01.  Commitment Fees..............................................28


                                  ARTICLE XII

                                 MISCELLANEOUS

SECTION 12.01. No Waiver; Remedies Cumulative ...............................28
SECTION 12.02. Notices.......................................................28
SECTION 12.03. Binding Effect................................................29
SECTION 12.04. Execution in Counterparts.....................................29
SECTION 12.05. Successors and Assigns........................................29
SECTION 12.06. Submission to Jurisdiction; Waivers...........................29
SECTION 12.07. Severability..................................................30
SECTION 12.08. Headings......................................................30
SECTION 12.09. Amendments, Etc...............................................30
SECTION 12.10. Survival......................................................30
SECTION 12.11. Governing Law.................................................30
SECTION 12.12. Effective Date................................................30

                               TABLE OF CONTENTS



EXHIBIT A    FORM OF AMENDED AND RESTATED LESSEE WORKING
             CAPITAL NOTE
EXHIBIT B    FORM OF NOTICE OF LESSEE WORKING CAPITAL LOAN NO. _____
EXHIBIT C    [INTENTIONALLY OMITTED]
EXHIBIT D    FORM OF NOTICE OF CONVERSION OR CONTINUATION OF
             LESSEE WORKING CAPITAL LOAN

          AMENDED AND RESTATED LESSEE WORKING CAPITAL LOAN AGREEMENT


     AMENDED AND RESTATED LESSEE WORKING CAPITAL LOAN AGREEMENT (this "Agreement"), dated December 22, 1995, by and between Buzzard Power Corporation,
 ---------
a Delaware corporation (the "Lessee"), and Scrubgrass Generating Company, L.P.,
                             ------
a Delaware limited partnership (the "Lender").
                                     ------


                                  WITNESSETH


     WHEREAS, the Lender has developed an approximately 85 megawatt waste coal-fired electrical power generating facility located in Venango County, Pennsylvania, as more fully described below as the Project (as hereinafter defined); and

     WHEREAS, the Lessee, the Lender, Environmental Power Corporation ("EPC"),
                                                                        ---
Bankers Trust Company, not in its individual capacity but solely as trustee under the Indenture (as defined in the Original Participation Agreement referred to below) (in such capacity, the "Bond Trustee"), the Disbursement Agent,
                                  ------------
National Westminster Bank Plc, acting through its New York Branch ("NatWest"),
                                                                    -------
as issuer of the Bond Letter of Credit and the Contract Letter of Credit (as each such term is defined in the Original Participation Agreement referred to below) (in such capacity, the "Original LOC Issuer") and NatWest, as agent for
                               -------------------
the Original LOC Issuer and the banks listed on Schedule I to the Original Reimbursement Agreement referred to below (the "Original Banks") (in such
                                                --------------
capacity, the "Original Agent"), are parties to a Participation Agreement dated
               --------------
as of December 15, 1990 (as amended, supplemented and otherwise modified and in effect to but excluding the date hereof, the "Original Participation
                                              ----------------------
Agreement"), which provides for, among other things, the financing and leasing
---------
of the Project:

     WHEREAS, the Lender, the Original Banks, the Original LOC Issuer and the Original Agent are parties to a Reimbursement and Loan Agreement dated as of December 15, 1990 (as amended, supplemented and otherwise modified and in effect to but excluding the date hereof, the "Original Reimbursement Agreement"), which
                                       --------------------------------
provides for, among other things, the making of loans to and the issuance of letters of credit for the account of the Lender, all to be secured by all of the Lender's right, title and interest in and to, inter alia, the Project and all
                                             ----- ----
Project Revenues (as each such term is defined in the Original Participation Agreement) or other proceeds therefrom;

     WHEREAS, in connection with the transactions contemplated by the Original Participation Agreement and the Original Reimbursement Agreement, Lender and Lessee have entered into that certain Lease Agreement, dated as of June 17, 1994, which on the date of execution hereof will be amended and restated by that certain Amended and Restated Lease Agreement, dated the date hereof (as amended, restated, modified or supplemented from time to time in accordance with the Amended and Restated Participation Agreement referred to below, the "Amended and Restated Lease"), pursuant to which Lessee has leased
            --------------------------
the Project from Lender, and in consideration of which Lessee has assigned to Lender, as collateral, all of Lessee's right, title and interest in and to, inter alia, the Project and all Project Revenues or other proceeds therefor:
----- ----

     WHEREAS, the Lender and the Lessee are parties to a Lessee Working Capital Loan Agreement dated as of June 17, 1994 (as amended, supplemented and otherwise modified and in effect to but excluding the date hereof, the "Original Lessee
                                                              ---------------
Working Capital Loan Agreement"), pursuant to which the Lender provided the
------------------------------
Lessee with funds from the proceeds of the Working Capital Loan (as defined therein) for seasonal working capital requirements with regard to the Project in the form of working capital advances in an aggregate principal amount which did not exceed the Working Capital Loan Commitment (as defined in the Original Reimbursement Agreement);

     WHEREAS, NatWest has resigned as Original Agent under the Original Participation Agreement, the Original Reimbursement Agreement, the Original Disbursement Agreement (as hereinafter defined) and certain other documents entered into in connection therewith;

     WHEREAS, the Original Banks have appointed Credit Lyonnais, acting through its New York Branch, as successor Original Agent under the Original Participation Agreement, the Original Reimbursement Agreement, the Original Disbursement Agreement and certain other documents entered into in connection therewith;

     WHEREAS, the Lessee, the Lender, EPC, the Bond Trustee, the Disbursement Agent and the Agent have entered into an Amended and Restated Participation Agreement dated the date hereof, providing for the amendment and restatement of the Original Participation Agreement (the Original Participation Agreement, as amended and restated by such Amended and Restated Participation Agreement and as further amended, restated, modified, supplemented and in effect from time to time, the "Amended and Restated Participation Agreement");
           --------------------------------------------

     WHEREAS, the Lender, certain banks (the "Banks"), the Bond LOC Issuer, the
                                              -----
Contract LOC Issuer (as each such term is defined in the Amended and Restated Participation Agreement) and the Agent have entered into an Amended and Restated Reimbursement and Loan Agreement, dated the date hereof, providing for the amendment and restatement of the Original Reimbursement Agreement (the Original Reimbursement Agreement, as amended and restated by such Amended and Restated Reimbursement Agreement and as further amended; restated, modified, supplemented and in effect from time to time, the "Amended and Restated Reimbursement
                                      ----------------------------------
Agreement"), it being the intent that the loans and other extensions of credit
---------
outstanding under the Original Reimbursement Agreement shall not be deemed to be repaid or terminated upon the effectiveness of the Amended and Restated Reimbursement Agreement but shall continue to remain outstanding under the Amended and Restated Reimbursement Agreement;

     WHEREAS, it is a condition precedent to the amendment and restatement of the Original Reimbursement Agreement that the parties hereto enter into this Agreement;

     WHEREAS, the Lender and the Lessee desire to enter into this Agreement, to provide, subject to the terms and conditions of this Agreement and the Amended and Restated Reimbursement Agreement, the Lessee with funds for seasonal working capital requirements with regard to the Project in an aggregate amount of up to $4,000,000 and to provide for the amendment and restatement of the Original Lessee Working Capital Loan Agreement, it being the intent that the loans and other extensions of credit outstanding under the Original Lessee Working Capital Loan Agreement shall not be deemed to be repaid or terminated upon the effectiveness of this Agreement but shall continue to remain outstanding hereunder; and

     WHEREAS, in connection with the amendment and restatement of the Original Lessee Working Capital Loan Agreement the parties hereto desire to amend and restate the Lessee Working Capital Loan Note issued pursuant to the Original Lessee Working Capital Loan Agreement;

     NOW, THEREFORE, in consideration of the foregoing and of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                   ARTICLE I

                    CERTAIN DEFINITIONS, CERTAIN DOCUMENTS
                           AND ACCOUNTING PRINCIPLES

     SECTION 1.01. Certain Definitions. As used herein, the following terms
                   -------------------
shall have the following respective meanings (all terms defined in this Section
1.01 and in other provisions of this Agreement used in the singular shall have the same meanings when used in the plural and vice versa, and the definition of
                                              ---- -----
all agreements shall include such agreement as amended, restated, modified or supplemented from time to time in accordance with its terms and this Agreement):

     "Agent" shall mean Credit Lyonnais, a banking corporation organized and
      -----
existing under the laws of the Republic of France, acting through its branch duly licensed under the laws of the State of New York, or such other office as Credit Lyonnais may from time to time specify as Agent under the Amended and Restated Reimbursement Agreement, together with its successors and assigns in such capacity.

     "Agreement" shall mean this Amended and Restated Lessee Working Capital
      ---------
Loan Agreement.

     "Amended and Restated Disbursement Agreement" shall have the meaning set
      -------------------------------------------
forth in the Amended and Restated Reimbursement Agreement.

     "Amended and Restated Lease" shall have the meaning set forth in the
      --------------------------
recitals to this Agreement.

     "Amended and Restated Lessee Working Capital Note" shall have the meaning
      ------------------------------------------------
set forth in Section 2.01(b).

     "Amended and Restated Participation Agreement" shall have the meaning set
      --------------------------------------------
forth in the recitals to this Agreement.

     "Amended and Restated Reimbursement and Loan Agreement" shall have the
      -----------------------------------------------------
meaning set forth in the recitals to this Agreement.

     "Applicable Margin" shall mean, with respect to:
      -----------------

          (a) any Lessee Working Capital Loan that is a Lessee Base Rate Loan,
     (i) during the period from the Effective Date through December 31, 2000, .375% per annum, and (ii) thereafter, .50% per annum; and

          (b) any Lessee Working Capital Loan that is a Lessee Eurodollar Rate Loan, (i) during the period from the Effective Date through December 31, 2000, 1.125% per annum, and (ii) thereafter, 1.25% per annum.

     "Bank" or "Banks" shall have the meaning set forth in the recitals to this
      ----      -----
Agreement.

     "Bank Parties" shall mean the Disbursement Agent, the Agent, the Bond LOC
      ------------
Issuer, the Contract LOC Issuer and the Banks.

     "Base Rate" shall mean, at any time, the higher of the Prime Rate or the
      ---------
Federal Funds Rate. Each change in any interest rate provided for herein based upon the Base Rate resulting from a change in the Prime Rate or the Federal Funds Rate shall take effect automatically and without necessity of any action by any Person at the time of such change in the Prime Rate or the Federal Funds Rate, as the case may be.

     "Base Rate Loan" shall have the meaning set forth in the Amended and
      --------------
Restated Reimbursement Agreement.

     "Board of Governors" shall mean the Board of Governors of the Federal
      ------------------
Reserve System or any successor thereto.

     "Bond Issuer" shall mean the Venango County Development Authority, a public
      -----------
instrumentality of the Commonwealth of Pennsylvania.

     "Bond Letter of Credit" shall have the meaning set forth in the Amended and
      ---------------------
Restated Reimbursement Agreement.

     "Bond LOC Issuer" shall have the meaning set forth in the Amended and
      ---------------
Restated Reimbursement Agreement.

     "Bond Trustee" shall mean Bankers Trust Company, as trustee under the
      ------------
Indenture, and its successors in such capacity appointed in the manner provided in the Indenture.

     "Bonds" shall mean the Bond Issuer's Resource Recovery Revenue Bonds,
      -----
Scrubgrass Partnership Project, Series 1990A, 1990B and 1993, and any additional bonds issued pursuant to the Indenture.

     "Business Day" shall mean any day on which commercial banks located in
      ------------
cities in which the principal offices of the Agent, the Disbursement Agent, the Bond Trustee and the Remarketing Agent are located are not authorized or required to close and, if such day relates to a borrowing of, a payment or prepayment of principal of, or a Conversion of or into, or an Interest Period for, a Eurodollar Rate Loan or Lessee Eurodollar Rate Loan or a notice by the Lessee with respect to any such borrowing, payment, prepayment, Conversion or Interest Period, which day is also a day on which dealings in Dollar deposits are carried out in the London interbank market.

     "Buzzard Stock Pledge Agreements" shall have the meaning set forth in the
      -------------------------------
Amended and Restated Reimbursement Agreement.

     "Code" shall mean the Internal Revenue Code of 1986, as amended.
      ----

     "Commitment Fees" shall mean any fee payable by the Lessee to the Lender
      ---------------
pursuant to Article XI hereof.

     "Contract LOC Issuer" shall have the meaning set forth in the Amended and
      -------------------
Restated Reimbursement Agreement.

     "Convert," "Conversion," and "Converted" each shall refer to a conversion
      -------    ----------        ---------
of a Lessee Loan (or portion thereof) of one Type into a Lessee Loan of the other Type pursuant to Section 2.06 hereof.

     "Default" when used in, or with reference to any agreement without other
      -------
reference, shall mean any event that with the giving of notice or lapse of time or both, would, unless cured or waived, become an Event of Default.

     "Default Rate" shall mean, at any time, an interest rate per annum equal to
      ------------
the Base Rate plus two percent (2%).

     "Disbursement Agent" shall mean Bankers Trust Company, in its capacity as
      ------------------
disbursement agent under the Amended and Restated Disbursement Agreement, together with its successors and permitted assigns in such capacity.

     "Dollars" and "$" shall mean lawful money of the United States of America.
      -------       -

     "Effective Date" shall have the meaning set forth in the Amended and
      --------------
Restated Reimbursement Agreement.

     "EPC" shall mean Environmental Power Corporation, a Delaware corporation.
      ---

     "Eurocurrency Liabilities" shall have the meaning set forth in Regulation D
      ------------------------
of the Board of Governors, as in effect from time to time.

     "Eurodollar Rate" shall mean, for any Interest Period with respect to a
      ---------------
Eurodollar Rate Loan or Lessee Eurodollar Rate Loan, the rate of interest per annum equal at all times during such Interest Period to the rate of interest per annum at which deposits in Dollars are offered by the Agent to prime banks in the London interbank market at 11:00 A.M. (London time) or as soon as practicable thereafter on the second Business Day before the first day of such Interest Period for a period comparable to such Interest Period and in an amount comparable to the amount of such Eurodollar Rate Loan or Lessee Eurodollar Rate Loan.

     "Eurodollar Rate Loan" shall have the meaning set forth in the Amended and
      --------------------
Restated Reimbursement Agreement.

     "Event of Default" when used in, or with reference to, any agreement
      ----------------
without other reference shall mean an event of default as defined in, or pursuant to the terms of such agreement.

     "Facility" shall mean the bituminous waste coal and coal burning facility
      --------
located in Venango County, Pennsylvania, designed to produce a net electrical power output of approximately 85 megawatts, constructed or to be constructed on the Site pursuant to the Facility EPC Contract and the Transmission Line EPC Contract, consisting of two atmospheric circulating, fluidized bed boilers, a single condensing steam turbine, a baghouse for particulate control, a wet-cooling tower, a limestone crushing facility, and related facilities, including the Transmission Line and the Interconnection Facilities. The Facility includes the Facility Site and all easements and other appurtenances thereto and all equipment, appliances, machinery, buildings, structures, improvements and transmission lines constructed or to be constructed pursuant to the Facility EPC Contract, the Transmission Line EPC Contract and all Alterations thereto or replacements thereof, all fixtures, piping, attachments, appliances, equipment, machinery and other articles attached thereto or used in connection therewith and all parts which may from time to time be incorporated in or installed in or attached thereto, other than, in each case, Parts to which Lessee or another person has title pursuant to Section 5.03 or 5.05 of the Amended and Restated Lease.

     "Federal Funds Rate" shall mean, for any day, the rate per annum (rounded
      ------------------
upwards, if necessary, to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided, that if such day is not a Business Day, the
                     --------
Federal Funds Rate for such day shall be such rate on such transactions on the preceding Business Day as so published on the next succeeding Business Day by the Accounting Principles Board and the American Institute of Certified Public Accountants.

     "FERC" shall mean the Federal Energy Regulatory Commission or any successor
      ----
or analogous Federal Governmental Authority.

     "Fuel" shall mean (a) the bituminous coal waste, conforming to all
      ----
applicable specifications, at the Facility used or intended to be used as fuel for the Facility and (b) coal which may be used to operate the Facility in accordance with Governmental Approvals and any Requirement of Law, which the Lessee either owns or has the right to use.

     "GAAP" shall mean generally accepted accounting principles in the United
      ----
States of America from time to time as set forth in (a) the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and (b) Statements and pronouncements of the Financial Accounting Standards Board.

     "Governmental Approvals" shall mean any authorization, consent, approval,
      ----------------------
license, franchise, lease, ruling, order, permit, tariff, rate, certification, exemption, filing or registration by or with any Governmental Authority or legal administrative body, domestic or foreign, federal, state or local. relating to the construction, ownership, operation or maintenance of the Project or to the execution, delivery or performance of any Project Document.

     "Governmental Authority" shall mean any nation or government, any state or
      ----------------------
other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     "Indenture" shall mean the Indenture of Trust, dated as of December 15,
      ---------
1990, between the Bond Issuer and the Bond Trustee, as supplemented by the First Supplemental Indenture, dated as of March 1, 1993, between the Bond Issuer and the Bond Trustee, as supplemented by any supplemental indenture, between the Bond Issuer and the Bond Trustee, entered into from time to time.

     "Interest Period" shall mean, with respect to each Lessee Eurodollar Rate
      ---------------
Loan, a period commencing on the date of such Lessee Loan (or the date of Conversion of any other Lessee Loan into such a Lessee Loan) and ending on the last day of the period selected by the Lessee pursuant to the provisions below and thereafter, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the last day of the period selected by the Lessee pursuant to the provisions below. The duration of each such Interest

Period shall be 1,2,3 or 6 months (or, subject to availability as determined by the Agent either (x) such other number of days chosen by the Lender, not to exceed ninety (90) days or (y) upon the request of the Lender, twelve months) as the Lessee may, upon notice received by the Lender in accordance with Section 2.02(a) of this Agreement; provided, that whenever the last day of any Interest
                           --------
Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day, provided, in the case of any Interest Period for a Lessee Eurodollar Rate
     --------
Loan, that if such extension would cause the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the preceding Business Day.

     "Lender" shall mean Scrubgrass Generating Company, L.P., a Delaware limited
      ------
partnership.

     "Lessee Base Rate Loan" shall mean a Lessee Loan from the Lender which
      ---------------------
bears interest as provided in Section 2.03(a)(i).

     "Lessee Eurodollar Rate Loan" shall mean a Lessee Loan from the Lender
      ---------------------------
which bears interest as provided in Section 2.03(a)(ii).

     "Lessee Loans" shall mean the Lessee Working Capital Loans.
      ------------

     "Lessee Obligations" shall mean, collectively, the Lessee's obligations
      ------------------
pursuant to the Transaction Documents.

     "Lessee Security Agreement" shall have the meaning set forth in the Amended
      -------------------------
and Restated Reimbursement Agreement.

     "Lessee Working Capital Loan" shall mean a loan by the Lender to the Lessee
      ---------------------------
pursuant to Section 2.01.

     "Lessee Working Capital Loan Commitment" shall mean the obligation of the
      --------------------------------------
Lender under Section 2.01(a) to make Lessee Working Capital Loans.

     "Lessor" shall mean the Lender in its capacity as Lessor under the Amended
      ------
and Restated Lease.

     "Lien" shall mean any mortgage, pledge, lien, security interest, deed of
      ----
trust or other charge or encumbrance of any kind, or any other similar type of preferential arrangement (including, without limitation, any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any lease in the nature thereof and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction).

     "Loan Documents" shall have the meaning set forth in the Amended and
      --------------
Restated Reimbursement Agreement.

     "LOC Expiration Date" shall have the meaning set forth in the Bond Letter
      -------------------
of Credit.

     "LOC Issuer" shall have the meaning set forth in the Amended and Restated
      ----------
Reimbursement Agreement.

     "NatWest" shall mean National Westminster Bank Plc, acting through its
      -------
Applicable Lending Office (as defined in the Amended and Restated Reimbursement Agreement).

     "Notice of Lessee Working Capital Loan" shall have the meaning set forth in
      -------------------------------------
Section 2.02(a).

     "Operating Account" shall have the meaning set forth in Section 2.03 (a) of
      -----------------
the Amended and Restated Disbursement Agreement.

     "Original Disbursement Agreement" shall have the meaning set forth in the
      -------------------------------
Amended and Restated Reimbursement Agreement.

     "Original Lessee Working Capital Loan Agreement" shall have the meaning set
      ----------------------------------------------
forth in the recitals to this Agreement.

     "Original Lessee Working Capital Loan Note" shall mean the promissory note
      -----------------------------------------
of Lessee in favor of Lender issued pursuant to the Original Lessee Working Capital Loan Agreement.

     "Original Participation Agreement" shall have the meaning set forth in the
      --------------------------------
recitals to this Agreement.

     "Original Reimbursement Agreement" shall have the meaning set forth in the
      --------------------------------
recitals to this Agreement.

     "Other Taxes" shall have the meaning set forth in Section 2.08(b) hereof.
      -----------

     "Payment Dates" shall have the meaning set forth in the Amended and
      -------------
Restated Reimbursement Agreement.

     "Period" shall mean, as the context requires, a fiscal year, fiscal
      ------
quarter, calendar month or specified number of fiscal quarters or calendar months or specified number of fiscal quarters of the Lessee.

     "Persons" shall mean an individual, corporation, partnership, joint
      -------
venture, trust or unincorporated organization, or a government or any agency or political subdivision thereof.

     "Power Purchase Agreement" shall have the meaning set forth in the Amended
      ------------------------
and Restated Reimbursement Agreement.

     "Power Purchaser" shall mean Pennsylvania Electric Company, a public
      ---------------
utility corporation organized and existing under the laws of the Commonwealth of Pennsylvania.

     "Prime Rate" shall mean the rate of interest established by Credit
      ----------
Lyonnais, New York Branch, as its "base rate" with each change in such rate to be effective for purposes of this Agreement, without necessity of any action on the part of any Person, on the day on which such change is effective for Credit Lyonnais' purposes, it being understood that such rate shall not necessarily be the best or lowest rate of interest available to Credit Lyonnais' best or most preferred prime, large commercial customers.

     "Principal Project Agreements" shall mean the Power Purchase Agreement, the
      ----------------------------
Facility EPC Contract, the Transmission Line EPC Contract, the Partnership Agreement, the O&M Agreement, the Project Management Agreement, the Amended and Restated Lease, the Limestone Agreements, the Fuel Agreements, the Transportation Agreements and all Additional Contracts (as such items are defined in the Amended and Restated Reimbursement Agreement).

     "Project" shall mean, collectively, the Facility and the Site, known as the
      -------
Scrubgrass Project.

     "Project Documents" shall mean each of the Loan Documents and the Principal
      -----------------
Project Agreements.

     "PURPA" shall mean the Public Utility Regulatory Policies Act of 1978, as
      -----
amended from time to time.

     "Remarketing Agent" shall have the meaning set forth in the Indenture.
      -----------------

     "Requirement of Law" shall mean, as to any Person, the certificate of
      ------------------
incorporation and by-laws, or partnership agreement or other organizational or governing documents of such Person, and any law, treaty, executive order, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its properties or to which such Person or any of its properties is subject, including, without limitation, relevant Environmental Laws (as such term is defined under the Amended and Restated Reimbursement Agreement) and zoning, use and building codes, laws, regulations and ordinances.

     "Reserve Percentage" shall have the meaning set forth in the Amended and
      ------------------
Restated Reimbursement Agreement.

     "Secured Obligations" shall mean the Lender's obligations to the Bank
      -------------------
Parties pursuant to the Loan Documents.

     "Secured Parties" shall mean the Agent, the LOC Issuer, the Banks and the
      ---------------
Bond Trustee.

     "Securities" shall mean any shares, stock, bonds, debentures, notes,
      ----------
evidences of indebtedness or any other instruments commonly known as "securities".

     "Security Agreement" shall have the meaning set forth in the Amended and
      ------------------
Restated Reimbursement Agreement.

     "Security Documents" shall mean, collectively, the Project Mortgage, the
      ------------------
Security Agreement, the Amended and Restated Collateral Assignments of Partnership Interests, the Amended and Restated Disbursement Agreement, the Scrubgrass Security Agreement, the Lessee Security Agreement, the Stock Pledge Agreements, the Consents, the Bond Pledge Agreement and the Omnibus Reaffirmation Agreement (as such items are defined under the Amended and Restated Reimbursement Agreement) and any financing statement or similar filing with respect to any of the foregoing.

     "Site" shall have the meaning set forth in the Project Mortgage.
      ----

     "Taxes" shall have the meaning set forth in Section 2.09 hereof.
      -----

     "Transaction Documents" shall mean the Project Documents, the Bond
      ---------------------
Documents, the Amended and Restated Lease, the Amended and Restated Participation Agreement and this Lessee Working Capital Loan Agreement.

     "Type" of any Lessee Loan shall mean either a Lessee Base Rate Loan, or a
      ----
Lessee Eurodollar Rate Loan as selected by the Lessee in accordance with the terms of this Agreement.

     "Working Capital Loan" shall have the meaning set forth in Section 5.05(a)
      --------------------
of the Amended and Restated Reimbursement Agreement.

     "Working Capital Loan Commitment" shall mean the obligation of each Bank
      -------------------------------
under Section 5.05(a) of the Amended and Restated Reimbursement Agreement to make Working Capital Loans to the Lender.

     "Working Capital Note" shall have the meaning set forth in Section 5.05(b)
      --------------------
of the Amended and Restated Reimbursement Agreement.

     SECTION 1.02. Additional Definitions. Unless the context otherwise
                   ----------------------
requires, any capitalized terms used in this Agreement which are not defined in
Section 1.01 shall have the meaning ascribed to them in Appendix I to the Amended and Restated Participation Agreement, if defined therein.

     SECTION 1.03. Computation of Time Periods. In this Agreement in the
                   ---------------------------
computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and words "to" and "until " each means "to but excluding"

     SECTION 1.04. Accounting Principles and Terms. Except as otherwise provided
                   -------------------------------
in this Agreement, (a) all computations and determinations as to financial matters, and all financial statements to be delivered under this Agreement, shall be made or prepared in accordance with GAAP (including principles of consolidation where appropriate but excluding footnote disclosure on interim financial statements) and on a consistent basis and (b) all accounting terms used in this Agreement shall have the meaning respectively ascribed to such terms by such principles.

     SECTION 1.05. Rules of Construction. When used in this Agreement:
                   ---------------------

          (i) The singular includes the plural and the plural includes the singular;

          (ii)  "or" is not exclusive:

          (iii) a reference to a law includes any amendment or modification to such law;

          (iv) a reference to a Person includes its permitted successors and permitted assigns; and

          (v) a reference to an agreement, instrument or document shall include such agreement, instrument or document as the same may be amended, restated, modified or supplemented from time to time in accordance with its terms and as permitted by the Loan Documents.

     SECTION 1.06. Continuation of Loans Under Original Lessee Working Capital
                   -----------------------------------------------------------
Loan Agreement. Effective on the Effective Date, all outstanding Lessee Working
--------------
Capital Loans made or deemed made by Lender to Lessee prior to the Effective Date under and as defined in the Original Lessee Working Capital Loan Agreement ($1,628,142.50 in aggregate principal amount) as evidenced by the Original Lessee Working Capital Note shall, in accordance with Section 2.01 of this Agreement, be Lessee Working Capital Loans outstanding under this Agreement and shall be evidenced by an Amended and Restated Lessee Working Capital Note.


                                  ARTICLE II

                                     LOANS

     SECTION 2.01. Lessee Working Capital Loans.
                   ----------------------------

          (a) Lessee Working Capital Loan Commitments. Subject to the terms and
              ---------------------------------------
     conditions of this Agreement, the Lender agrees to make Lessee Working Capital Loans to the Lessee on any Business Day during the period from the Effective Date until December 31, 2002, so long as no Event of Default has occurred and is continuing, in an aggregate amount, not to exceed at any time outstanding the aggregate amount set forth opposite each Bank's name as its " Working Capital Loan Commitment " on
              -------------------------------

     Schedule I to the Amended and Restated Reimbursement Agreement, as such amount may be reduced from time to time pursuant to Section 5.05(g) of the Amended and Restated Reimbursement Agreement (the foregoing obligation to make Lessee Working Capital Loans, the Lender's "Lessee Working Capital
     Loan Commitment").                               ----------------------
     ---------------
     Lessee Working Capital Loans that are repaid may be reborrowed on the terms and conditions set forth in this Section 2.01. Any repayment on the Effective Date of the outstanding working capital facility under the Amended and Restated Reimbursement Agreement by Lender with the proceeds of the New Term Loan shall be deemed a repayment by Lessee to Lender in the same amount of the outstanding Working Capital Loan.

          (b) Amended and Restated Lessee Working Capital Notes. The Lessee
              -------------------------------------------------
     Working Capital Loans shall be evidenced by an Amended and Restated Lessee Working Capital Note of the Lessee in the form of Exhibit A hereto, dated the Effective Date, payable to the Lender in an initial principal amount equal to the Lessee Working Capital Loan Commitment and otherwise duly completed. All Lessee Working Capital Loans made by the Lender and the Type thereof, all payments and prepayments made on account of the principal thereof, and all Conversions of such Lessee Working Capital Loans, shall be recorded by the Lender on a schedule (or a continuation thereof) attached to such Amended and Restated Lessee Working Capital Note, it being understood that failure by the Lender to make any such endorsement or any error therein shall not affect the obligations of the Lessee hereunder or under the Amended and Restated Lessee Working Capital Note in respect of the Lessee Working Capital Loans evidenced thereby.

          (c) Types of Lessee Working Capital Loans. Lessee Working Capital
              -------------------------------------
     Loans may be Lessee Base Rate Loans or Lessee Eurodollar Rate Loans (as initially selected by the Lessee pursuant to Section 2.02(a)) and may be Converted from time to time pursuant to Section 2.06.

          (d) Repayment of Lessee Working Capital Loans.
              -----------------------------------------

               (i) Mandatory Repayment. The Lessee shall repay the principal
                   -------------------
          amount of the Lessee Working Capital Loans and accrued interest thereon on December 31, 2002; provided, that if the Bond LOC Issuer
                                        --------
          extends the Bond Letter of Credit and Banks holding 100% of the Working Capital Loans, at their option, permit the Lender to repay the Working Capital Loans on a date later than December 31, 2002, Lender shall permit the Lessee to repay the Lessee Working Capital Loans on such later date. Notwithstanding anything to the contrary in this Agreement, the Lessee agrees to reduce the principal balance of Lessee Working Capital Loans outstanding once for twenty consecutive days during each of the following calendar years to an amount that is not greater than that set forth under the column titled "Amount" for each such calendar year.

                           CALENDAR YEAR                AMOUNT
                           -------------                ------


                                1996                  $2,000,000
                                1997                  $2,000,000
                                1998                  $2,000,000
                                1999                  $2,000,000
                                2000                  $2,000,000
                             Thereafter                   $0


               The time period in each calendar year during which the Lessee reduces the balance of Lessee Working Capital Loans to an amount not greater than the amount set forth opposite such year shall be determined by the Lessee and notice of such determination shall be delivered to the Lender no later than three (3) Business Days after the end of such time period. Subject to the terms and conditions of this Agreement, amounts repaid in respect of the Lessee Working Capital Loans may be reborrowed thereafter until December 31, 2002, upon which date the Lessee Working Capital Loan Commitments shall terminate; provided, that if the Bond LOC Issuer extends the Bond
                     --------
          Letter of Credit, Banks holding 100% of the Working Capital Loans may, at their option, extend the availability of the Working Capital Loan Commitments to the Lender, Lender shall extend the availability of the Lessee Working Capital Loan Commitments to the Lessee.

               (ii) Optional Repayment. The Lessee may, upon prior written
                    ------------------
          notice to the Lender and without premium or penalty (with the exception of any compensation required pursuant to Article III), repay the outstanding amount of any Lessee Working Capital Loan, in whole or in part, with accrued interest to the date of such repayment on the amount repaid; provided, that each partial repayment shall be in an aggregate principal amount not less than [$25,000] or an integral multiple thereof (or such lesser amount as shall equal the then aggregate outstanding amount of such Lessee Working Capital Loan.)

          (e) Use of Proceeds of Lessee Working Capital Loans. The Lessee shall
              -----------------------------------------------
     use the proceeds of Lessee Working Capital Loans solely to provide for seasonal working capital requirements with regard to the Project; provided,
                                                                       --------
     however, that such proceeds shall not be used to pay Subordinated Operating
     -------
     Expenses.

          (f) Reduction of Commitment. The making of any Lessee Working Capital
              -----------------------
     Loan by the Lender shall automatically reduce the Lessee Working Capital Loan Commitment by an amount equal to such Loan until such amount is repaid pursuant to Section 2.01(d). In addition, the Lessee may, at any time and from time to time, reduce the aggregate amount of the Lessee Working Capital Loan Commitments by providing the Lender with written notice specifying the amount of such reduction at least six (6) Business Days prior to the requested effective date thereof. Each such reduction shall be in the minimum amount of $500,000. Once so reduced, the Lessee Working Capital Loan Commitment may not thereafter be increased.

     SECTION 2.02. Loans. (a) Unless a shorter period is agreed to by the
                   -----
Lender, each Lessee Working Capital Loan shall be made on notice to the Lender, given not later than 12:00 Noon (New York City time) on the sixth (6th) Business Day prior to the date of the making of the proposed Lessee Working Capital Loan. Such notice shall be given by the Lessee (a "Notice of Lessee Working Capital
                                             --------------------------------
Loan") and shall be in writing, in substantially the form of Exhibit B hereto,
----
specifying therein (i) the requested date of the making of such Lessee Working Capital Loan, (ii) the requested aggregate amount of such Lessee Working Capital Loan, (iii) any specific payment instructions regarding disbursement of the proceeds of such Lessee Working Capital Loan, (iv) the Type of Lessee Loans which will comprise a requested Lessee Working Capital Loan and (v) with respect to such Lessee Loans, the initial Interest Period applicable thereto; provided,
                                                                      --------
that no Lessee Loan shall be maintained as (X) a Lessee Eurodollar Rate Loan unless such Lessee Working Capital Loan is in an amount equal to or greater than $500,000 or (Y) a Lessee Base Rate Loan unless such Lessee Working Capital Loan is in an amount equal to or greater than $50,000. The Lender shall, before 11:00 A.M. (New York City time) on the date a Lessee Working Capital Loan is to occur, make available to the Disbursement Agent at the Disbursement Agent's address referred to in Section 12.02, in immediately available funds, the amount of any such Lessee Working Capital Loan. After the Disbursement Agent's receipt of such loan proceeds and upon fulfillment of the applicable conditions set forth in
Article V, the Disbursement Agent will make such funds immediately available to the Lessee by depositing such funds in the Operating Account.

     (b) Anything to the contrary in this Agreement notwithstanding, at no time shall there be outstanding more than four (4) Lessee Working: Capital Loans having different Interest Periods.

     (c) Anything in subsection (a) above to the contrary notwithstanding, if the Agent is unable to determine the Eurodollar Rate for Eurodollar Rate Loans comprising any Working Capital Loan requested by the Lender which is intended to provide funds to the Lender to make any Lessee Working Capital Loan, the right of the Lessee not to select Lessee Eurodollar Rate Loans for such Lessee Working Capital Loan or any subsequent Lessee Working Capital Loan shall be suspended until the Agent shall notify the Lender and the Lender shall notify the Lessee that the circumstances causing such suspension no longer exist; and the obligation to make Lessee Eurodollar Rate Loans shall be subject to the provisions of Sections 2.05 and 3.02.

     (d) Each Notice of Lessee Working Capital Loan shall be irrevocable and binding on the Lessee. The Lessee hereby indemnifies the Lender against, and shall pay to the Lender within five (5) days following a written request therefor by the Lender (which request shall set forth in reasonable detail the basis therefor), against any loss, cost or expense incurred by the Lender as a result of any failure to fulfill on or before the date specified in a Notice of Lessee Working Capital Loan the applicable conditions precedent set forth in
Article V, including, without limitation, any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds required by the Agent or any Bank to fund any portion of a Working Capital Loan which is intended to provide or does provide funds to the Lender to make such Lessee Working Capital Loan when such Lessee Working Capital Loan, as a result of such failure of the Lessee, is not made on such date.

     SECTION 2.03. Interest. (a) The Lessee shall pay interest on the unpaid
                   --------
principal amount of each Lessee Loan made by the Lender from the date of such Lessee Loan until such principal amount shall be paid in full, at one of the following rates per annum:

          (I) Lessee Base Rate Loans. If such Lessee Loan is a Lessee Base Rate
              ----------------------
     Loan, a rate per annum equal at all times to the sum of the Base Rate in effect from time to time plus the Applicable Margin, payable on each Payment Date and on the date that such Lessee Base Rate Loan shall be Converted or repaid in full; provided, that any amount of principal which
                                  --------
     is not paid when due (whether at stated maturity, by acceleration or otherwise) shall bear interest, from the date on which such amount is due until such amount is paid in full, payable on demand, at the Default Rate.

          (ii) Lessee Eurodollar Rate Loan. If such Lessee Loan is a Lessee
               ---------------------------
     Eurodollar Rate Loan, a rate per annum equal at all times during each Interest Period for such Lessee Loan to the sum of the Eurodollar Rate for such Interest Period for such Lessee Loan plus the Applicable Margin, payable on the last day of such Interest Period or, if such Interest Period exceeds 90 days, on each ninetieth day from the first day of such Interest Period and, if different, on the date such Lessee Eurodollar Rate Loan shall be paid in full; provided, that any amount of principal which is not
                            --------
     paid when due (whether at stated maturity by acceleration or otherwise) shall bear interest, from the date on which such amount is due until such amount is paid in full, payable on demand, at the Default Rate.

     (b) Without prejudice to the rights of the Lender under paragraph (a) of this Section 2.03, the Lessee shall indemnify the Lender against any loss or expense, including any expense of indemnifying the Agent or any Bank pursuant to the Amended and Restated Reimbursement Agreement with respect to any Working Capital Loan providing funds for the Lender's Lessee Working Capital Loans that it may reasonably sustain or incur as a result of the failure by the Lessee to pay when due any principal of any Lessee Eurodollar Rate Loan to the extent that any such loss or expense is not recovered pursuant to such foregoing provisions. A certificate of the Lender setting forth the basis for the determination of the interest due on overdue principal and of the amounts necessary to indemnify the Lender in respect of such loss or expense, submitted to the Lessee by the Lender shall be conclusive and binding for all purposes absent manifest error.

     SECTION 2.04. Additional Interest on Lessee Eurodollar Rate Loans. (a) So
                   ---------------------------------------------------
long as the Agent or any Bank shall be required under regulations of the Board of Governors to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency Liabilities, the Agent or such Bank may require the Lender, and, in turn, the Lender may require the Lessee, to pay, but only in respect of any period during which such reserves shall actually be maintained by the Agent or such Bank, additional interest on the unpaid principal amount of each Working Capital Loan of the Agent or such Bank which provides funding for any Lessee Working Capital Loan, during such periods as such Lessee Working Capital Loan is a Lessee Eurodollar Rate Loan, at an interest rate per annum equal at all times during each Interest Period for such Lessee Eurodollar Rate Loan to the difference obtained by subtracting (i) the Eurodollar Rate for such Interest Period for such Lessee Eurodollar Rate Loan from (ii) the rate obtained by dividing such Eurodollar Rate referred to in clause (i) above by that percentage equal to 100% minus the
                                                                      -----
Reserve Percentage of the Agent or such Bank for such Interest Period for such Eurodollar Rate Loan which provides funding to the Lender for such Lessee Eurodollar Rate Loan payable on each date on which interest is payable on such Lessee Eurodollar Rate Loan.

     (b) If the Lender shall claim entitlement to any additional amount pursuant to this Section 2.04, then the Lender shall deliver to the Lessee a certificate setting forth the basis for the determination thereof promptly after the Lender receives the equivalent certificate from the Agent or any Bank pursuant to
Section 5.12(b) of the Amended and Restated Reimbursement Agreement. No more than one such certificate may be so delivered. Such certificate shall be conclusive and binding for all purposes as to the amount due absent manifest error. The Lessee shall pay to the Lender the amount shown as due on any such certificate within twenty-eight (28) days after its receipt of the same.

     SECTION 2.05. Interest Rate Determination and Protection. (a) The Lender
                   ------------------------------------------
shall give prompt notice to the Lessee of the applicable interest rate determined by the Lender for purposes of Section 2.03 hereof and of each change in the Base Rate, after the Lender has received a corresponding notice from the Agent pursuant to Section 5.13(a) of the Amended and Restated Reimbursement Agreement; provided, that the Lender's failure to give any such notice shall not
           --------
affect the amount of interest payable.

     (b) If the Agent shall be unable to determine the Eurodollar Rate for any Eurodollar Rate Loan under the Amended and Restated Reimbursement Agreement which is intended to provide or does provide funds to the Lender to make Lessee Working Capital Loans because of circumstances affecting the markets for such funds,

         (i) the Lender shall, upon receipt of notice from the Agent to such effect, forthwith notify the Lessee that the interest rate cannot be determined for such Lessee Eurodollar Rate Loan,

         (ii) each such Lessee Loan will automatically, on the last day of the then existing Interest Period therefor, Convert into a Lessee Base Rate Loan and

         (iii) the obligation of the Lender to make or to Convert Lessee Loans into Lessee Eurodollar Rate Loans shall be suspended until the Lender shall notify the Lessee that the circumstances causing such suspension no longer exist, upon the Lender's receipt from the Agent of a corresponding notice.

     (c) If, with respect to any Eurodollar Rate Loan under the Amended and Restated Reimbursement Agreement which is intended to provide, or does provide, funds to the Lender to make Lessee Working Capital Loans, the Agent notifies the Lender that, for reasons that affect the Eurodollar market generally, the Eurodollar Rate for any Interest Period for such Working Capital Loans do not reflect the cost to the Agent of making, funding or maintaining its Eurodollar Rate Loans for such Interest Period, the Lender shall forthwith so notify the Lessee, whereupon:

          (i) each Lessee Eurodollar Rate Loan will automatically, on the last day of the then existing Interest Period therefor, Convert into a Lessee Base Rate Loan; and

          (ii) the obligations of the Lender to make, or to Convert Lessee Loans into Lessee Eurodollar Rate Loans shall be suspended until the Lender shall notify the Lessee that the circumstances causing such suspension no longer exist, upon the Lender's receipt from the Agent of a corresponding notice.

     (d) If the Lessee shall fail to select the duration of any Interest Period for any Lessee Eurodollar Rate Loans in accordance with the provisions contained in the definition of "Interest Period" in Section 1.01, the Lender will
                      ---------------
forthwith so notify the Lessee and such Lessee Loans will automatically, on the last day of the then existing Interest Period therefor, Convert into Lessee Base Rate Loans, and will continue as such until the Lessee selects a different Type as provided in Section 2.06 hereof.

     (e) If all or a portion of the principal amount of any Lessee Loan made hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such Lessee Loan, if a Lessee Eurodollar Rate Loan, shall be Converted to a Lessee Base Rate loan at the end of the last Interest Period for which the Lender shall have determined a Eurodollar Rate as the case may be. Any such overdue principal shall bear interest at the Default Rate from the date such payment was due until payment in full (as well after as before judgment).

     SECTION 2.06. Conversion or Continuation of Loans. Subject to the terms and
                   -----------------------------------
conditions of this Agreement, the Lessee may on any Business Day upon notice given to the Lender not later than 12:00 Noon (New York City time) on the fifth
(5th), Business Day prior to the date of the proposed Conversion and subject to the provisions of Sections 2.02(c), 2.05, and 3.02 hereof, Convert any Lessee Loans of one Type into Lessee Loans of another Type or continue any Lessee Eurodollar Rate Loans as such for an additional Interest Period on the expiration of the Interest Period applicable thereto; provided that (a) any
                                                      --------
Conversion of any Lessee Eurodollar Rate Loans into Lessee Loans of another Type shall be made on, and only on, the last day of an Interest Period for such Lessee Eurodollar Rate Loans, (b) each Conversion or continuation shall be in an aggregate principal amount not less than $1,000,000 or an integral multiple thereof (or such lesser amount as shall equal the then aggregate outstanding amount of the Lessee Base Rate Loans or the Lessee Eurodollar Rate Loans, as the case may be), and (c) no Conversion into, or continuation as, Lessee Eurodollar Rate Loans shall be permitted when an Event of Default under the Amended and Restated Reimbursement Agreement or hereunder has occurred and is continuing. Such notice shall be given by delivery of a notice in writing (a "Notice of Conversion or Continuation"), in substantially the form of Exhibit D,
 ------------------------------------
specifying within the restrictions specified above, (i) the date of such Conversion or continuation, (ii) the Lessee Loans to be Converted or continued and (iii) if such Conversion or continuation is into Lessee Eurodollar Rate Loans, the duration of the initial Interest Period for such Lessee loans.

     SECTION 2.07. Payments and Computations. (a) The Lessee shall make each
                   -------------------------
payment of the amount payable to the Lender hereunder not later than 1:00 p.m. (New York City time) on the day when due in Dollars in immediately available funds to the Disbursement Agent at its address referred to in Section 15.1 of the Amended and Restated Participation Agreement.

     (b) (i) All computations of interest based on the Base Rate and of the Commitment Fees due from Lessee to the Lender shall be made by the Lender on the basis of a year of 365 days, and (ii) all computations of interest based on the Eurodollar Rate shall be made by the Lender (other than computations of interest pursuant to Section 2.04, which shall be made by the Agent) on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or Commitment Fees are payable. Each determination by the Lender (or, in the case of Section 2.04, by the Agent) of an interest rate hereunder shall be conclusive and binding for all purposes absent manifest error. The Lender hereby agrees to give the Lessee at least two (2) Business Days' prior notice of the amount of interest due on any date that interest is due (specifying therein the pertinent date for determining such amount), it being understood and agreed that failure by the Lender to give such notice shall in no event affect the Lessee's obligation to pay interest in the amounts and on the date due.

     (c) Whenever any payment hereunder or under the Amended and Restated Lessee Working Capital Note shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or commitment fee, as the case may be.

     SECTION 2.08. Taxes. (a) Any and all payments by the Lessee hereunder or
                   -----
under the Amended and Restated Lessee Working Capital Note shall be made, in accordance with Section 2.07 hereof, free and clear of and without deduction for any and all taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding taxes imposed on the Lender's overall net income (and franchise taxes imposed in lieu of net income taxes) by the jurisdiction under the laws of which the Lender is organized or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the Lessee shall be
       -----
required by law to withhold or deduct any Taxes from or in respect of any sum payable hereunder or under the Amended and Restated Lessee Working Capital Note to the Lender (i) the sum payable by the Lessee hereunder shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Lender receives an amount equal to the sum the Agent would have received had no such deductions been made, (ii) the Lessee shall make such deductions and (iii) the Lessee shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law. If the Lender must withhold or deduct any amounts attributable to taxes payable in connection with any Working Capital Loans pursuant to Section 5.17 of the Amended and Restated Reimbursement Agreement, the Lessee shall increase the sum payable by it hereunder as may be necessary so that the Lender receives an amount equal to the sum of the amount of such withholding or deduction and the amount the Lender would have received had no such deduction or withholding been made.

     (b) In addition, the Lessee agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise under the laws of the United States of America or Commonwealth of Pennsylvania from any payment made hereunder or under the Amended and Restated Lessee Working Capital Note or from the execution or delivery or otherwise with respect to this Agreement or the Amended and Restated Lessee Working Capital Note (hereinaffer referred to as "Other Taxes").
                                                  -----------

     (c) The Lessee shall indemnify the Lender for the full amount of Taxes and Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section) paid by the Lender or any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. The Lender shall give written notice to the Lessee no later than six (6) months after the Lender learns of the imposition of any Taxes or Other Taxes. Payments by the Lessee pursuant to this indemnification shall be made within twenty-eight (28) days from the date the Lender makes written demand therefor, which demand shall be accompanied by a certificate describing in reasonable detail the basis thereof and any legal or other action taken or proposed to be taken by the Lender in connection with any contested Taxes or Other Taxes.

     (d) Within 30 days after the date of any payment of Taxes by the Lessee, the Lessee shall furnish to the Lender, at its address referred to in Section
12.02 hereof, the original or a certified copy of a receipt evidencing payment thereof. The Lessee shall compensate the Lender for all losses and expenses sustained by the Lender as a result of any failure by the Lessee to so furnish such copy of such receipt.

     (e) Subject to the limitation set forth in clause (c) above, without prejudice to the survival of any other agreement of the Lessee hereunder, the agreements and obligations of the Lessee contained in this Section shall survive the payment in full of principal and interest hereunder and under the Amended and Restated Lessee Working Capital Note.

     (f) The Lessee shall indemnify the Lender for the full amount of any indemnification or other payment obligation in respect of taxes paid by or imposed on the Lender pursuant to Section 5.17 of the Amended and Restated Reimbursement Agreement with respect to any Working Capital Loan incurred in connection with any Lessee Working Capital Loan hereunder.

     SECTION 2.09. Right to Set-off. Any deposits or other sums at any time
                   ----------------
credited by or due from the Lender and any securities or other property of the Lessee in the possession of the Lender may, subject to the rights of the Secured Parties under the Security Documents, at all times be treated as collateral security for the payment of the Amended and Restated Lessee Working Capital Note and all other obligations of the Lessee hereunder. To the extent permitted by applicable law and subject at all times to the interests of the Secured Parties under the Loan Documents, regardless of the adequacy of any collateral, any such deposits or other sums credited by or due from the Lender to the Lessee may be applied to or set-off against the Lessee's obligations to Lender under the Amended and Restated Lessee Working Capital Note and this Agreement at any time after the occurrence and during the continuance of any Event of Default.


                                   ARTICLE III

                         YIELD PROTECTION AND ILLEGALITY

     SECTION 3.01. Increased Costs. If, due to either (a) the enactment of or
                   ---------------
any change (other than any change by way of imposition or increase of reserve requirements referred to in Section 2.04 hereof) in, or in the interpretation of, any law or regulation or (b) the compliance with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to the Agent or any Bank of agreeing to make or making, funding or maintaining Eurodollar Rate Loans for Working Capital Loans to Lender, then the Lessee shall from time to time, within 30 days after demand by the Lender, which demand shall be accompanied by the certificate referred to in the next sentence, pay to the Lender for the account of the Agent or such Bank additional amounts sufficient to reimburse the Agent or such Bank for such increased cost. A certificate as to any such increased cost submitted to the Lessee by the Lender, which may be a copy of a certificate furnished by the Agent or any Bank to the Lender, accompanied by an explanation in reasonable detail of the basis therefore, shall be conclusive and binding for all purposes absent manifest error.

     SECTION 3.02. Illegality. Notwithstanding any other provision of this
                   ----------
Agreement, if the enactment of or any change in or in the interpretation of any law or regulation shall make it unlawful, or any central bank or other Governmental Authority shall assert that it is unlawful, for the Agent or any Bank to perform its obligations under the Amended and Restated Reimbursement Agreement to make Eurodollar Rate Loans thereunder or to continue to fund or maintain Eurodollar Rate Loans thereunder, then, on notice thereof and demand therefor by the Lender to the Lessee, (a) the obligation of the Lender to make or maintain Lessee Eurodollar

Rate Loans and to Convert Lessee Base Rate Loans into Lessee Eurodollar Rate Loans shall be suspended so long as such law, interpretation or assertion shall continue and (b) all Lessee Eurodollar Rate Loans of the Lender then outstanding shall be Converted automatically to Lessee Base Rate Loans on the last day of the then current Interest Period or on such earlier date as may be required by law. If any such Conversion of Lessee Eurodollar Rate Loans is made on a day that is not the last day of an Interest Period, the Lessee shall pay to the Agent for the account of the applicable Banks, upon the Lender's request, such amount or amounts as may be necessary to compensate the Agent or each such Bank for any loss or expense sustained or incurred as a result of such Conversion by the Agent or such Bank in respect of its Eurodollar Rate Loans to the Lender which were made to provide funds for Lessee Working Capital Loans hereunder, including but not limited to any interest or fees payable by the Agent or such Bank to lenders of funds obtained by it in order to make or maintain such Eurodollar Rate Loans to the Lender and shall pay to the Agent for the account of the applicable Banks the interest rate on such Eurodollar Rate Loans to the date of such automatic Conversion. A certificate as to any additional amounts payable pursuant to the foregoing sentence submitted by the Lender to the Lessee, which may be a copy of a certificate furnished by the Agent or such Bank to the Lender, shall be conclusive and binding for all purposes absent manifest error.

     SECTION 3.03. Capital Adequacy. In the event that the Agent or any Bank
                   ----------------
shall have determined that any law, rule or regulation regarding capital adequacy, or any change therein or in the interpretation or application thereof or compliance by the Agent or any Bank with any request or directive regarding capital adequacy (whether or not having the force of law) from any central bank or Governmental Authority including, without limitation, the issuance of any final rule, regulation or guideline, does or shall have the effect of reducing the rate of return on the Agent's or such Bank's capital as a consequence of its obligations under the Agent's or such Bank's Loan Commitments or Notes (as such items are defined under the Amended and Restated Reimbursement Agreement) to a level below that which the Agent or any Bank could have achieved but for such adoption, change or compliance (taking into consideration the Agent's or such Bank's policies with respect to capital adequacy) by an amount deemed by the Agent or any Bank to be material under Section 6.03 of the Amended and Restated Reimbursement Agreement, then from time to time, within 15 days after demand by the Agent or any Bank to the Lender, and, in turn, the Lender to Lessee, the Lessee shall pay to the Agent for the account of the applicable Banks such additional amount or amounts as will compensate the Agent and each such Bank for such reduction, in the same proportion that the outstanding principal of Working Capital Loans bears to the outstanding principal of all the Loans outstanding under the Amended and Restated Reimbursement Agreement. A certificate as to any such reduction and compensation amount submitted to the Lessee by the Lender, which may be a copy of a certificate furnished by the Agent or any Bank to the Lender, accompanied by an explanation in reasonable detail of the basis there for, shall be conclusive and binding for all purposes absent manifest error,

     SECTION 3.04. Compensation and Indemnity. (a) The Lessee shall compensate
                   --------------------------
the Agent for the account of the applicable Banks or the Lender, as the case may be, upon written request by the Lender (which request shall set forth the basis for requesting such amounts), for all losses and expenses, including, without limitation, any interest, premium or penalty paid by the Agent or any Bank to lenders of funds borrowed by it or deposited with it for the purpose of making or maintaining its Eurodollar Rate Loans under the Amended and Restated Reimbursement Agreement which are intended to provide or do provide funds for Lessee Working Capital Loans hereunder, that the Agent, such Bank or Lender may sustain, to the extent not otherwise compensated for hereunder and not mitigated by the reemployment of such funds,
(i) if for any reason (other than a default by any Bank) a borrowing of any Lessee Loan does not occur on the date specified therefor in a Notice of Lessee Working Capital Loan given pursuant to Section 2.02 hereof, (ii) if any prepayment or repayment of its Lessee Eurodollar Rate Loans occur on a date that is not the expiration date of the relevant Interest Period or (iii) if any prepayment of any Lessee Eurodollar Rate Loans is not made on any date specified in a notice of prepayment given by the Lessee. Without prejudice to the foregoing, the Lessee shall indemnify the Lender against any loss or expense that the Lender may sustain or incur as a consequence of the default by the Lessee in payment of principal or interest on any such Lessee Eurodollar Rate Loan, or any part thereof, including, but not limited to, any interest, premium or penalty paid by the Lender to the Agent or any Bank or by the Agent or any Bank to lenders of funds borrowed by it or deposited with it for the purpose of making or maintaining a Eurodollar Rate Loan to the Lender for the purpose of such Lessee Working Capital Loan, as determined by the Agent or such Bank in the exercise of its sole discretion. A certificate as to any such loss or expense in reasonable detail (specifying the basis of such loss or expense), which may be a copy of a certificate furnished by the Agent or any Bank to the Lender, shall be promptly submitted by the Lender to the Lessee and shall be conclusive and binding as to the amount thereof absent manifest error.

     (b) The provisions of this Section 3.04 shall survive termination of this Agreement and payment in fall of the Amended and Restated Lessee Working Capital Note with respect to liabilities, costs and expenses resulting from events or circumstances occurring during the tern of this Agreement.

     SECTION 3.05. Interest. Anything in this Agreement notwithstanding, in the
                   --------
event that the interest rate chargeable on any Lessee Loan pursuant to the terms of this Agreement shall exceed the highest lawful rate that may be charged under applicable law, the interest rate shall be deemed to be equal to such highest lawful rate.


                                   ARTICLE IV

                            OBLIGATIONS UNCONDITIONAL

     SECTION 4.01. Obligations. The payment obligations of the Lessee under this
                   -----------
Agreement shall be unconditional and absolute and shall not be affected, modified or impaired by any circumstance or upon the occurrence from time to time of any of the following, whether or not with notice to or the consent of the Lessee:

          (a) The compromise, settlement, release, modification, amendment or termination of any or all of the obligations, conditions, covenants or agreements of any Person in respect of any of the Transaction Documents;

          (b) The occurrence, or the failure by the Lender or any other Person to give notice to the Lessee of the occurrence, of any Default or Event of Default under this Agreement or any default under any of the other Transaction Documents;

          (c) The assignment or pledging or the purported assignment or pledging of all or any part of the interest of the Lessee or the Lender in the Project or any failure of title with respect to the interest in the Project of the Lessee or the Lender;

          (d) The waiver of the payment, performance or observance of any of the obligations, conditions, covenants or agreements of any Person contained in any of the Transaction Documents;

          (e) The extension of the time for payment of the principal of or interest on the Bonds or any of the Loans to the Lender made pursuant to the Amended and Restated Reimbursement Agreement or any of the other Secured Obligations or of the time for performance of any other obligations, covenants or agreements of any Person under or arising out of any of the Transaction Documents;

          (f) The taking or the omission of any of the actions referred to in any of the Transaction Documents;

          (g) The exchange, surrender, substitution or modification of any security for any of the Secured Obligations;

          (h) Any failure, omission or delay on the part of any Bank Party, the Bond Issuer, the Lender, the Bond Trustee, the Lessee or the holders of the Bonds or any other Person to enforce, assert or exercise any right, power or remedy conferred by the Amended and Restated Reimbursement Agreement, this Agreement, any of the other Transaction Documents or any other act or acts on the part of any Bank Party, the Bond Trustee, the Lender, the Bond Issuer, the Lessee or the holders of the Bonds or any other Person;

          (i) The voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all the assets of, the marshalling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition with creditors or readjustment of, or other similar proceedings that affect the Lessee, the Lender, the Bond Issuer, any Bank Party or any other party to any of the Transaction Documents;

          (j) Any lack of validity or enforceability of this Agreement or of any of the other Transaction Documents, any allegation of invalidity or unenforceability or any contest of the validity or enforceability thereof;

          (k) The existence of any claim, set-off, defense or other right that the Lessee may have at any time against the Lender or any other Person, or that the Lender may have against the Bond Trustee, any Bank Party or any other Person, whether in connection with this Agreement, the Amended and Restated Reimbursement Agreement or any of the Transaction Documents or any of the transactions contemplated hereby or thereby or any unrelated transaction;

          (l) The release or discharge by operation of law of the Lessee or the Lender from the performance or observance of any obligation, covenant or agreement contained in any Transaction Document;

          (m) The existence or assertion of any claim or defense on the part of the Lessee against any Person or the failure of the Lender to make any payment to be made by it under this Agreement; and

          (n) Any other circumstance, occurrence or happening whatsoever, whether or not similar to any of the foregoing.

     SECTION 4.02. Release from Obligations. Notwithstanding Section 4.01
                   ------------------------
herein, to the extent the Lender's payment obligations relating to its Working Capital Loans under the Amended and Restated Reimbursement Agreement have been suspended or terminated, the payment obligations of the Lessee under this Agreement shall be suspended or terminated on the same terms and conditions as the suspension or termination of the Lender's payment obligations.


                                    ARTICLE V

                              CONDITIONS PRECEDENT

     SECTION 5.01. Conditions Precedent to Making the Lessee Working Capital
                   ---------------------------------------------------------
Loans. The Lender shall not be obligated to provide Lessee Working Capital Loans
-----
unless the Lender shall have received the Amended and Restated Lessee Working Capital Note, duly executed and delivered by the Lessee, and the Lessee has satisfied on or prior to the date of any such Lessee Working Capital Loan the following conditions precedent:

          (a) Notice of Lessee Working Capital Loan. The Lender shall have
              -------------------------------------
     received, at least six (6) Business Days prior to the Lessee Working Capital Loan, a Notice of Lessee Working Capital Loan, which notice shall be accompanied by the documents and certificates specified hereunder and in Exhibit B.

          (b) No Event of Default. No Default or Event of Default shall have
              -------------------
     occurred and be continuing under (i) any Transaction Document (other than the Fuel Agreements, Limestone Agreements, and Transportation Agreements) or (ii) any Fuel Agreement, Limestone Agreements, and Transportation Agreements that individually or in the aggregate with any other Defaults under all such agreements could have a material adverse affect on the Project in the judgment of the Agent and the Independent Engineer.

     Any agreement, certificate, document or schedule delivered pursuant to this
Section 5.01 shall be deemed to satisfy the conditions set forth herein only if it is satisfactory in form and substance to the Lender.


                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES

     SECTION 6.01. Representations and Warranties. The Lessee represents and
                   ------------------------------
warrants to Lender that the representations and warranties set forth in Section
6.2 of the Amended and Restated Participation Agreement shall be true and correct on the Effective Date and the date of the initial Lessee Working Capital Loan. Any capitalized terms used in such Section shall have the meanings ascribed to them in Appendix 1 to the Amended and Restated Participation Agreement.


                                   ARTICLE VII

                                    COVENANTS

     SECTION 7.01. Covenants. The Lessee covenants and agrees, so long as this
                   ---------
Agreement is in effect and until the Amended and Restated Lessee Working Capital Note, together with interest, and all other obligations hereunder, are paid in full, unless the Lender shall otherwise consent in writing, to the covenants set forth in Article XII of the Amended and Restated Lease and Article VIII of the Amended and Restated Participation Agreement. Any capitalized terms used in such Sections shall have the meaning ascribed to them in Appendix 1 to the Amended and Restated Participation Agreement.


                                  ARTICLE VIII

                                EVENTS OF DEFAULT

     SECTION 8.01. Events of Default. Unless waived in writing by the Lender,
                   -----------------
if any of the following events ( "Events of Default") shall occur and be
                                  -----------------
continuing:

          (a) The Lessee shall fail to pay or prepay any principal of the Amended and Restated Lessee Working Capital Note when the same becomes due and payable, whether by scheduled maturity or required prepayment or by acceleration or otherwise; or

          (b) The Lessee shall fail to pay any interest on the Amended and Restated Lessee Working Capital Note or any Commitment Fees and any such Default shall continue for five (5) days; or

          (c) An Event of Default shall occur under the Amended and Restated Lease;

then, and in any such event, and at any time thereafter if an Event of Default shall then be continuing the Lender may, by notice to the Lessee, take any of the following actions; (i) declare its Lessee Working Capital Loan Commitment terminated, whereupon such commitment shall forthwith terminate immediately and any accrued Commitment Fees shall forthwith become due and payable without any other notice of any kind, (ii) declare the principal of and any accrued interest in respect of the Amended and Restated Lessee Working Capital Note and all other amounts payable under this Agreement to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Lessee, (iii) proceed to enforce or cause to be enforced any remedies provided under the Lessee Security Agreement, subject to the rights of the Secured Parties pursuant to the Loan Documents, and (iv) subject to the rights of the Secured Parties pursuant to the Security Documents, exercise any other remedies available at law or in equity.

     The Lessee hereby assigns and quitclaims to the Lender, to the fullest extent that it effectively may do so under applicable law, all sums advanced hereunder and all sums in escrow hereunder, such assignment to become effective, however, only upon the occurrence and continuance of an Event of Default hereunder and the delivery by the Lender to the Lessee of notice that it considers such assignment to have been effected.

     Without prejudice to the rights of any Bank under the Amended and Restated Reimbursement Agreement or of the Lender hereunder or of the definition of "Default Rate", (i) any amount that is not paid when due hereunder shall, to the extent permitted by law, bear interest thereon at the Default Rate (unless another rate shall be specifically provided for herein with respect thereto) and
(ii) the Lessee shall indemnify the Lender against any loss or expense which it may reasonably sustain or incur as a result of the failure by the Lessee to pay when due any principal of any Lessee Loan to the extent that any such loss or expense is not recovered pursuant to the provisions of Section 3.04. A certificate of the Lender setting forth the basis for the determination of the interest due on overdue principal and of the amounts necessary to indemnity the Lender in respect of such loss or expense, submitted to the Lessee by the Lender, shall be conclusive and binding for all purposes, absent manifest error.

                                   ARTICLE IX

                                 INDEMNIFICATION

     SECTION 9.01. Indemnification. The Lessee agrees, so long as this Agreement
                   ---------------
is in effect and until the Amended and Restated Lessee Working Capital Note, together with interest and all other obligations hereunder, are paid in full, to indemnify the Lender for the indemnities set forth in Article X of the Amended and Restated Participation Agreement. Any capitalized terms used in such Article shall have the meanings ascribed to them in Appendix I to the Amended and Restated Participation Agreement.


                                    ARTICLE X

                                    EXPENSES

     SECTION 10.01. Expenses. All statements, reports, certificates, opinions
                    --------
and other documents or information required to be furnished by the Lessee to the Lender under this Agreement shall be supplied without cost. The Lessee shall pay, on demand, whether or not any Loan is made hereunder, (a) all reasonable out-of-pocket costs and expenses of the Lender in connection herewith, and (b) all costs and expenses of the Lender (including fees and disbursements of counsel for the Lender) incident to the enforcement, collection, protection or preservation of any right or claim of the Lender hereunder.


                                   ARTICLE XI

                                 COMMITMENT FEES

     SECTION 11.01. Commitment Fees. Beginning on the Effective Date, the Lessee
                    ---------------
shall pay the Lender a commitment fee of .375% per annum on the unutilized amount of Lender's Lessee Working Capital Loan Commitment. The Commitment Fees shall be computed using the arithmetic average of the daily unutilized Working Capital Loan Commitment, and shall be payable to Lender, quarterly in arrears on each Payment Date.


                                   ARTICLE XII

                                  MISCELLANEOUS

     SECTION 12.01. No Waiver; Remedies Cumulative. No failure to exercise and
                    ------------------------------
no delay in exercising on the part of the Lender of any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof, or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

     SECTION 12.02. Notices. Unless otherwise specifically provided herein, all
                    -------
notices, consents, directions, approvals, instructions, requests and other communications to be given to any Person under this Agreement shall be delivered in accordance with the notice provisions set forth in Schedule IV of the Amended and Restated Participation Agreement.

     SECTION 12.03. Binding Effect. This Agreement shall become effective when
                    --------------
it shall have been executed by the Lessee and the Lender and thereafter shall be binding upon and inure to the benefit of the Lessee and the Lender and their respective successors and permitted assigns, except that the Lessee shall not have the right to assign its rights hereunder or any interest herein or under the Amended and Restated Lessee Working Capital Note without the prior written consent of Lender.

     SECTION 12.04. Execution in Counterparts. This Agreement may be executed in
                    -------------------------
any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     SECTION 12.05. Successors and Assigns. This Agreement shall be binding upon
                    ----------------------
and inure to the benefit of the Lessee and the Lender and their respective successors and assigns, except that the Lessee may not assign or otherwise transfer all or any part of its rights or obligations hereunder without the prior written consent of the Lender.

     SECTION 12.06. Submission to Jurisdiction; Waivers. (a) The Lessee hereby
                    -----------------------------------
irrevocably and unconditionally:

          (i) submits for itself and its property in any legal action or proceeding relating to this Agreement or any other Transaction Document to which it is a party, or for recognition and enforcement of any judgment in respect hereof or thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and the appellate courts from any thereof;

          (ii) consents that any such action or proceeding may be brought in such courts, and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in any inconvenient forum and agrees not to plead or claim the same;

          (iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form and mail), postage prepaid, to the Lessee at its address specified in Section

     12.02 hereof, or at such other address of which the Lender shall have been notified pursuant thereto; and

          (iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

     (b) The Lessee hereby irrevocably and unconditionally waives trial by jury in any legal action or proceeding referred to in this Section 12.06 or otherwise.

     SECTION 12.07. Severability. Any provision hereof that is prohibited or
                    ------------
unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and without affecting the validity or enforceability of any provision in any other jurisdiction.

     SECTION 12.08. Headings. The headings of the various Articles, Sections and
                    --------
paragraphs of this Agreement are for convenience of reference only, do not constitute a part hereof and shall not affect the meaning of constitution of any provision hereof.

     SECTION 12.09. Amendments, Etc. No amendment or waiver of any provision of
                    ---------------
this Agreement, or the Amended and Restated Lessee Working Capital Note, shall in any event be effective unless the same shall be in writing and signed by the Lessee and the Lender and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No amendment to any provision of this Agreement or the Amended and Restated Lessee Working Capital Note shall in any event be effective unless all filings, recordings and other actions required to be made or taken, in the sole judgment of the Lender, to preserve for the benefit of the Lender and the Secured Parties, as assignees of the Lender, the security and interests intended to be provided hereby shall have been made or taken to the satisfaction of the Lender.

     SECTION 12.10. Survival. Without prejudice to the survival of any other
                    --------
agreement of the Lessee hereunder, the agreements and obligations of the Lessee contained in the last paragraph of Section 2.03 hereof and Sections 2.08, 3.03,
3.04 and Article IX hereof shall survive the payment in full of the Lessee Working Capital Loans and the Amended and Restated Lessee Working Capital Note and termination of this Agreement.

     SECTION 12.11. Governing Law. This Agreement and the Amended and Restated
                    -------------
Lessee Working Capital Note shall be governed by and construed in accordance with the laws of the State of New York.

     SECTION 12.12. Effective Date. This Agreement is effective on the Effective
                    --------------
Date and the Original Lessee Working Capital Loan Agreement shall automatically, without any further notice, consent or other act, be amended and restated hereby and to the extent this Agreement restates the Original Lessee Working Capital Loan Agreement, the Original Lessee

Working Capital Loan Agreement is restated and to the extent this Agreement amends the Original Lessee Working Capital Loan Agreement, the Original Lessee Working Capital Loan Agreement is amended; provided, that loans made or deemed
                                           --------
made under the Original Lessee Working Capital Loan Agreement shall continue hereunder, as the terms and conditions thereof may be amended and restructured hereby, and shall not be deemed by reason hereof to be extinguished. Notwithstanding anything contained in any balance sheet or other documents which may record the amount of the loans made or deemed made under the Original Lessee Working Capital Loan Agreement at an amount less than their respective stated principal amounts (together with accrued interest, expenses and other charges provided for thereunder), it is understood and agreed that the claims of the Lender arising hereunder or under any other related document on account of such loans or deemed loans constitute (and will constitute, in any bankruptcy or similar proceeding with respect to the Lessee) continuing claims arising out of the obligations of the Lessee under the Original Lessee Working Capital Loan Agreement and related documents based upon actual funds advanced or deemed advanced to or for the full stated principal amount of such loans made or deemed made by Lender (together with all interest, expenses and other charges provided for thereunder), in each case as such principal amount, interest, expenses and charges may be reduced from time to time by payments in respect thereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first above written.



                                       SCRUBGRASS GENERATING COMPANY,
                                       L.P., a Delaware limited partnership


                                       By: /s/ Donald C. Sturmer
                                       -----------------------------------------
                                       Name: DONALD C. STURMER
                                       Title: VICE PRESIDENT


                                       BUZZARD POWER CORPORATION, a
                                       Delaware corporation


                                       By: /s/Joseph E. Cresci
                                          --------------------------------------
                                          Name: JOSEPH E. CRESCI
                                          Title: VICE-PRESIDENT

                                                        EXHIBIT A TO THE AMENDED
                                                        AND RESTATED LESSEE
                                                        WORKING CAPITAL LOAN
                                                        AGREEMENT
                                                        ---------


                                    FORM OF
               AMENDED AND RESTATED LESSEE WORKING CAPITAL NOTE



U.S. $4,000,000                                               New York, New York
                                                               December 22, 1995


BUZZARD POWER CORPORATION, a Delaware corporation (the "Lessee") FOR VALUE RECEIVED, hereby promises to pay to the order of SCRUBGRASS GENERATING COMPANY, L.P., a Delaware limited partnership (the "Lender"), at the offices of the Disbursement Agent (as defined below) for the account of Scrubgrass Generating Company, L.P. (or such other office designated by the Lender), the principal sum of FOUR MILLION DOLLARS ($4,000,000), or if less, the aggregate unpaid principal amount of all Lessee Loans under this Lessee Working Capital Note made by the Lender to the Lessee (or deemed made by the Lender to the Lessee pursuant to the Amended and Restated Working Capital Loan Agreement referred to below). at the times and in the manner provided in the Lessee Working Capital Loan Agreement. All capitalized terms used herein without definition shall have the meanings ascribed thereto in such Amended and Restated Lessee Working Capital Loan Agreement.

     The Lessee also promises to pay interest on the unpaid principal amount hereof in like money at said office until paid at the rates per annum which shall be determined in accordance with the provisions of Article II of the Amended and Restated Lessee Working Capital Loan Agreement, dated December 22, 1995 by and between the Lessee and the Lender (as amended, restated, modified. supplemented and in effect from time to time, the "Amended and Restated Lessee Working Capital Loan Agreement"). All Lessee Working Capital Loans made or deemed made by the Lender and the Type thereof, all payments and prepayments made on account of the principal thereof. and all Conversions of such Lessee Loans, shall be recorded by the Lender on the schedule (or a continuation thereof) attached hereto, it being understood that failure by the lender to make any such endorsement or any error therein shall not affect the obligations of the Lessee hereunder.

     This note is the Amended and Restated Lessee Working Capital Note referred to in the Amended and Restated Lessee Working Capital Loan Agreement and is entitled to the benefits thereof and the other Loan Documents referred to therein. This Amended and Restated Lessee Working Capital Note amends and restates the Original Lessee Working Capital Note issued by

                                 Exhibit A - 1

The Lessee to the Lender pursuant to the Original Lessee Working Capital Loan Agreement and effective on the Effective Date, such Original Lessee Working Capital Note shall automatically, without any further notice, consent, or other act, be amended and restated hereby and to the extent this Amended and Restated Lessee Working Capital Note restates such Original Lessee Working Capital Note, such Original Lessee Working Capital Note is restated and to the extent this Amended and Restated Lessee Working Capital Note amends such Original Lessee Working Capital Note, such Original Lessee Working Capital Note is amended; provided, that the Lessee Working Capital Loans (as defined in the Original
--------
Lessee Working Capital Loan Agreement) made or deemed made by the Lender to the Lessee under the Original Lessee Working Capital Loan Agreement shall be Lessee Working Capital Loans evidenced hereby and shall continue hereunder (to the extent outstanding and not repaid on the Effective Date) as the terms and conditions thereof may be amended and restated hereby. and shall not be deemed by reason hereof to be extinguished.

     As provided in the Lessee Working Capital Loan Agreement, this Amended and Restated Lessee Working Capital Note is subject prepayment, in whole or in part. In case an Event of Default under the Amended and Restated Lessee Working Capital Loan Agreement shall occur and be continuing, the principal of and accrued interest on this Amended and Restated Lessee Working Capital Note may be declared to be due and payable in the manner and with the effect provided in the Amended and Restated Lessee Working Capital Loan Agreement.

     The Lessee hereby waives presentment, demand. protest or notice of any kind in connection with this Amended and Restated Lessee Working Capital Note.


                                 Exhibit A - 2

     THIS LESSEE WORKING CAPITAL NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK



                                       BUZZARD POWER CORPORATION, a
                                       Delaware corporation




                                       By: /s/ Joseph E. Cresci
                                          --------------------------------------
                                          Name:  Joseph E. Cresci
                                          Title: Vice President



              [AMENDED AND RESTATED LESSEE WORKING CAPITAL NOTE]

                                                                     Schedule to
                                                     Amended and Restated Lessee
                                                     ---------------------------
                                                            Working Capital Note
                                                            --------------------

                        WORKING CAPITAL LOANS OUTSTANDING
                        ---------------------------------

================================================================================

   Date          Advance/Type            Payments         Outstanding Balance
================================================================================

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


                                 Exhibit A - 4

                                                        EXHIBIT B TO THE AMENDED
                                                        AND RESTATED LESSEE
                                                        WORKING CAPITAL LOAN
                                                        AGREEMENT
                                                        ----------------

                                    FORM OF
                   NOTICE OF LESSEE WORKING CAPITAL LOAN NO.
                                                             -----------


     Pursuant to the Amended and Restated Lessee Working Capital Loan Agreement, dated December 22, 1995 by and between Buzzard Power Corporation, a Delaware corporation (the "Lessee"), and Scrubgrass Generating Company, L.P., a Delaware limited partnership (the "Lender"), the Lessee hereby gives notice of its desire to incur a Lessee Working Capital Loan in accordance with the terms set forth below (all capitalized terms used herein and not otherwise defined herein shall have the meaning specified in the Amended and Restated Lessee Working Capital Loan Agreement):

      (i) The aggregate amount of the Lessee Working Capital Loan shall be $______________ .

     (ii) The date of the Lessee Working Capital Loan shall be ____________

[not less than 6 Business Days from the date hereof].

    (iii) The requested Lessee Working Capital Loan shall be maintained as a [Eurodollar] [Base Rate] Loan:

     (iv) The initial Interest Period of such requested Lessee Working Capital Loan shall be [[1] [2] [3] [6] months] [[1-90 days] [12 months], subject to availability as determined by the Agent];

      (v) As of the date of the Notice of Lessee Working Capital Loan No._____ , there does not exist any Default or Event of Default under any Transaction Document except _________________ [specify exceptions, if none state "None"].

The Lessee hereby certifies to the Lender that the hereto are true and correct.


                                       BUZZARD POWER CORPORATION, a
                                       Delaware corporation


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                 Exhibit B - 1

                                                        EXHIBIT D TO THE AMENDED
                                                        AND RESTATED LESSEE
                                                        WORKING CAPITAL LOAN
                                                        AGREEMENT
                                                        ------------------------


                                     FORM OF
                     NOTICE OF CONVERSION OR CONTINUATION OF
                           LESSEE WORKING CAPITAL LOAN

     In connection with the Notice of Lessee Working Capital Loan No. ____ , and pursuant to the Amended and Restated Lessee Working Capital Loan Agreement, dated December 22, 1995 by and between Buzzard Power Corporation, a Delaware corporation (the "Lessee"), and Scrubgrass Generating Company, L.P., a Delaware limited partnership (the "Lender"), the Lessee hereby gives notice of conversion of the Lessee Working Capital Loan made under the Notice of Lessee Working Capital Loan No. ______ (all capitalized terms used herein and not otherwise defined herein shall have the meaning specified in the Amended and Restated Lessee Working Capital Loan Agreement):

     (i) The date of the [Conversion] [continuation] Lessee Working Capital Loan shall be ___ , 1995 [not less than 5 Business Days from the date hereof].

     (ii) The Lessee Working Capital Loan to be [Converted] [continued] currently is a [Lessee Eurodollar Rate] [Lessee Base Rate] Loan in the principal amount of $[____]1 outstanding on the date hereof (the "Current Loan").

     (iii) [The entire] [A portion (in the amount of $____) of the]/2/ is to be [Converted] [continued] on [insert date]/3/ as a [Lessee Base Rate Loan] [Lessee Eurodollar Rate Loan with an Interest Period of [[1] [2] [3] [6] months] [[1-90 days] [12 months], subject to availability as determined by the Agent]] [and the remaining portion of the Current Loan (in the amount of $____)is to be [Converted] [continued] as a [Lessee Base Rate Loan] [Lessee Eurodollar Rate Loan with an Interest Period of [[1] [2] [3] [6] months] [[1-90 days] [12 months], subject to availability as determined by the Agent]]



------------------------
     /1/Not to be less than $1,000,000 or an integral multiple thereof (or such lesser amount as shall equal the aggregate amount of the outstanding Lessee Base Rate Loans or Lessee Eurodollar Rate Loans, as applicable).

     /2/Conversion of a portion of Current Loan to be pro rata.
                                                      --- ----

     /3/To be a Business Day that, with respect to Lessee Eurodollar Rate Loans being continued, is the date on which the existing Interest Period expires.


                                 Exhibit D - 1

     The Lessee hereby certifies to the Lender that the data set forth herein and in any attachments hereto are true and correct.


                                       BUZZARD POWER Corporation, a
                                       Delaware corporation


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                 Exhibit D - 2